Subsequent Events	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Subsequent Events

Note 19—Subsequent Events

On February 21, 2018, the Company entered into an underwriting agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 3,947,368 ADSs to the Underwriters (the “February 2018 Offering”). The ADSs were sold at a public offering price of $57.00 per ADS, and were purchased by the Underwriters from the Company at a price of $53.58 per ADS. Under the terms of the Underwriting Agreement, the Company granted the Underwriters the right, for 30 days, to purchase from the Company up to 592,105 additional ADSs at the public offering price, less the underwriting commissions. On February 22, 2018, the Underwriters exercised their option to purchase the additional 592,105 ADSs in full.

On February 26, 2018, the February 2018 Offering closed and the Company completed the sale and issuance of an aggregate of 4,539,473 ADSs. The Company received net proceeds from the February 2018 Offering of approximately $242.5 million, or €196.8 million at the date of closing, after deducting the Underwriters’ commissions and the Company’s estimated offering expenses.

No other events have occurred after the balance sheet date that would influence the evaluation of these consolidated financial statements.